UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 13, 2023

D-Wave Quantum Inc.
(Exact Name of Registrant as Specified in Its Charter)

Delaware	001-41468	84-1068854
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3033 Beta Avenue
Burnaby, British Columbia
Canada
V5G 4M9
(Address of principal executive offices)

(604) 630-1428
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.0001 per share	QBTS	New York Stock Exchange
Warrants, each whole warrant exercisable for 1.4541326 shares of common stock at an exercise price of $11.50	QBTS.WT	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.
☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 13, 2023, D-Wave Quantum Inc. (the "Company") entered into the Limited Waiver and Second Amendment to Loan and Security Agreement (the “Amendment”) with PSPIB Unitas Investments II Inc., an affiliate of PSP Investments, (“PSPIB”) waiving and amending certain conditions to the Loan and Security Agreement dated as of April 13, 2023, by and among the Company and its subsidiaries and PSPIB (as amended pursuant to that certain First Amendment to Loan and Security Agreement dated as of June 16, 2023) (the “Term Loan”).

Under the Amendment, PSPIB agreed to waive certain conditions and provide the Company funding under Loan B (as defined in the Term Loan). Under the Term Loan, prior to the issuance of Loan B, the Company was to deliver PSPIB a board-approved operating budget and plan for the Company’s fiscal years 2023 to 2027 satisfactory to PSPIB (the “Operating Budget”). Under the Amendment, PSPIB waived this condition to funding Loan B and extended the deadline for the Company to deliver the Operating Budget to August 31, 2023.

PSPIB also agreed to waive the condition that, prior to the issuance of Loan B, the Company’s Board of Directors (the “Board”) shall have nominated one additional director that is either an employee of PSPIB or an independent director selected by the Board from a list of at least three nominees provided by PSPIB (the “Nomination Requirement”). Under the Amendment, the Company must now fulfil the Nomination Requirement at PSPIB’s option upon five business days’ notice to the Company.

Under the Term Loan, the Company was required to notify PSPIB of any patent, trademark or copyright registration or filing within five business days following registration or filing. The Amendment modifies the notification deadline, requiring the Company to notify PSPIB of such registrations or filings within five business days after the end of each month.

Although the Company was able to draw on Loan B, there can be no assurance that it will be able to meet the conditions necessary to draw on Loan C (as defined in the Term Loan).

The above description of the material terms of the Amendment is qualified in its entirety by the Amendment attached as Exhibit 10.1 to this Current Report on Form 8-K, which is incorporated by reference into this Current Report on Form 8-K.

Item 2.03	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth above under Item 1.01 is hereby incorporated by reference into this Item 2.03.

Item 9.01.	Financial Statements and Exhibits.

(d)  Exhibits

Exhibit Number	Description

10.1	Limited Waiver and Second Amendment to Loan and Security Agreement, dated as of July 13, 2023, by and among PSPIB Unitas Investments II Inc. and D-Wave Quantum Inc.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

D-Wave Quantum Inc.

Dated: July 19, 2023	By:	/s/ Alan Baratz
	Name:	Alan Baratz
	Title:	President & Chief Executive Officer